Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

RICK'S CABARET INTERNATIONAL, INC.

To Be Held On September 2, 2008 410 N. SAM HOUSTON PARKWAY HOUSTON, TEXAS 77060

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 8/14/08.

Please visit http://www.amstock.com/proxyservices/viewmaterials.asp, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-KSB

TO REQUEST MATERIAL:	TELEPHONE: 866-668-8562
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

-OR-
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
-OR-
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
-OR-
MAIL: You may request a card by following the instructions above.

1.	ELECTION OF DIRECTORS OF THE COMPANY.		2.	APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 15,000,000 TO 20,000,000.

	NOMINEES:	Eric S. Langan
		Alan Bergstrom	3.	PROPOSAL TO RATIFY THE SELECTION OF WHITLEY PENN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.
		Robert L. Watters
		Travis Reese
		Steven L. Jenkins	4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
		Luke Lirot

Please note that you cannot use this notice to vote by mail.